QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A (Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 28, 2003
Date of Report
(Date of Earliest Event Reported)

TRANSMONTAIGNE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11763	06-1052062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1670 Broadway, Suite 3100 Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

(303) 626-8200
(Registrant's Telephone Number, Including Area Code)

370 Seventeenth Street, Suite 2750, Denver, CO 80202
(Former Name or Former Address, if Changed Since Last Report)

Explanatory Note

On March 17, 2003, TransMontaigne Inc. ("TransMontaigne") filed a Current Report on Form 8-K announcing the February 28, 2003 purchase of the Florida petroleum terminals and tug and barge operations of Coastal Fuels Marketing, Inc. from El Paso Corporation (the "Coastal Fuels assets"). On May 14, 2003, TransMontaigne filed Amendment No. 1 to Form 8-K to include the combined financial statements of Coastal Fuels Marketing, Inc. and subsidiaries and Southeast Marketing Division as of December 31, 2002 and 2001 and for the three years ended December 31, 2002 and pro forma financial information for the year ended June 30, 2002 and nine months ended March 31, 2003, required by Item 7 of Form 8-K.

This Amendment No. 2 to Form 8-K is being filed to update the pro forma financial information through the year ended June 30, 2003, which is incorporated by reference into TransMontaigne's Registration Statement on Form S-4 (File No. 333-107257).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial statements of acquired business.

For the reader's ease of reference, we are providing in this Amendment No. 2 to Form 8-K, the combined financial statements of Coastal Fuels Marketing, Inc. and subsidiaries and Southeast Marketing Division as of December 31, 2002 and 2001 and for the three years ended December 31, 2002 as Exhibit 99.1. These financial statements have not been modified from the versions included in Amendment No. 1 to Form 8-K nor are these financial statements required to be updated under Rule 3-05 of Regulation S-X.

(b)
Pro forma financial information

The unaudited pro forma condensed combined statement of operations of TransMontaigne Inc. for the year ended June 30, 2003 are included as Exhibit 99.2.

(c)	Exhibit Number	Description
	99.1	The combined financial statements of Coastal Fuels Marketing, Inc. and subsidiaries and Southeast Marketing Division, as of December 31, 2002 and 2001 and for the three years ended December 31, 2002, together with the report thereon of PricewaterhouseCoopers LLP, independent accountants.
	99.2	The unaudited pro forma condensed combined statement of operations of TransMontaigne Inc. for the year ended June 30, 2003.

2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMONTAIGNE INC.
Dated: February 27, 2004	By:	/s/ RANDALL J. LARSON Randall J. Larson Executive Vice President

3

Exhibit Index

The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number	Description
99.1	The combined financial statements of Coastal Fuels Marketing, Inc. and subsidiaries and Southeast Marketing Division, as of December 31, 2002 and 2001 and for the three years ended December 31, 2002, together with the report thereon of PricewaterhouseCoopers LLP, independent accountants.
99.2	The unaudited pro forma condensed combined statement of operations of TransMontaigne Inc. for the year ended June 30, 2003.

QuickLinks

  Explanatory Note
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Signature
  Exhibit Index